UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  December 5, 2011

FOUR RIVERS BIOENERGY INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-31091	980442163
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14 South Molton Street, 3rd Floor London, United Kingdom	W1K 5QP
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (44) 1642 674085

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction .2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

On December 5, 2011, Four Rivers Bioenergy Inc. (the “Company”) issued a press release announcing that the UK energy regulator (OFGEM) has completed its analysis of the feedstock, which the Company produces in its U.K. waste oil processing plant and which it will use to generate electricity, and has confirmed that it constitutes ‘100% Biomass’.  Once the Company has installed OFGEM approved meters, it will be formally accredited to receive Renewable Obligation Certificates on the electricity that it generates.  The press release also announced that the Company issued an open letter today to its shareholders from the Company’s Chief Executive Officer.

A copy of the press release and shareholders’ letter is attached to this Current Report as Exhibits 99.1 and 99.2, respectively.

Item 9.01  Financial Statements and Exhibits.

99.1

Press Release dated December 5, 2011

99.2

Letter to Shareholders, dated December 5, 2011, from the Chief Executive Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 5, 2011	FOUR RIVERS BIOENERGY INC.

	By:	/s/ Martin Thorp
Name: Martin Thorp
Title: Chief Financial Officer